SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               UNIDYNE Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                               UNIDYNE CORPORATION
                          118 Pickering Way, Suite 104
                            Exton, Pennsylvania 19341
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON WEDNESDAY, AUGUST 11, 1999

To the Stockholders of UNIDYNE CORPORATION:

     Notice is hereby given that the Annual Meeting of stockholders of UNIDYNE Corporation (the "Company") will be held at the Hotel Inter-Continental, Beekman Room II, 111 East 48th Street, New York, New York 10017, on Wednesday, August 11, 1999 at 4:00 p.m., for the following purposes:

      (i) To elect two Class A directors to serve for three-year terms until the 2002 Annual Meeting and until their respective successors are elected and qualified;

     (ii) To ratify the selection of Strouss, Hui & Ellis, P.C. as independent auditors for the fiscal year ending December 31, 1999; and,

    (iii) To consider and act upon any matters incidental to the foregoing or any other matters which may properly come before the meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on June 23, 1999 will be entitled to notice and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                             By Order of the Board of Directors,

                                             /s/ CHARLOTTE E. DOREMUS

                                             Charlotte E. Doremus
                                             Secretary

July 16, 1999
Exton, Pennsylvania



                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING OF THE STOCKHOLDERS. ACCORDINGLY, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU SO CHOOSE, YOU MAY VOTE YOUR SHARES IN PERSON AT THE MEETING.

                               UNIDYNE CORPORATION
                          118 Pickering Way, Suite 104
                            Exton, Pennsylvania 19341
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 11, 1999

     This Proxy Statement and the accompanying proxy card are being mailed to stockholders commencing on or about July 9, 1999. The accompanying proxy is solicited by the Board of Directors of UNIDYNE Corporation (the "Company") for use at its Annual Meeting of stockholders to be held at the Hotel Inter-Continental, Beekman Room II, 111 East 48th Street, New York, New York 10017, on Thursday, August 11, 1999 at 4:00 p.m., and any adjournments or postponements thereof. The cost of the solicitation of proxies will be borne by the Company. Directors, officers and a limited number of employees may assist in the solicitation of proxies by mail, telephone and personal interview without additional compensation.

     When a proxy is returned properly signed, the shares represented thereby will be voted by the persons named as proxies in accordance with the stockholder's directions. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and no instructions are given, the shares will be voted "FOR" the nominee named herein under proposal number 1 and "FOR" proposal number 2 as set forth in the preceding Notice of Annual Meeting, and in the proxies' discretion, except as to other matters that automatically revoke a stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to the voting thereof on any matter by filing with the Secretary of the company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

     The Board of Directors has fixed June 23, 1999 as the record date for the meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. As of June 23, 1999, there were 9,755,352 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and 500,000 shares of the Company's Class B Convertible Preferred Stock, par value $10.00 per share (the "Preferred Stock"), issued and outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information as of June 23, 1999 with respect to the shares of Common Stock of the Company beneficially owned by (i) any person who is known to the Company to be the beneficial owner of five percent or more of the outstanding Common Stock of the Company, (ii) each director of the Company and each of the nominees for election as director of the Company, (iii) each of the executive officers named in the Summary Compensation Table (the "Summary Compensation Table") and
(iv) all directors and executive officers as a group.

BENEFICIAL OWNERS

The following persons are known by the Company to be the beneficial owners of more than five percent of the Registrant's common stock as of December 31, 1998.

                                                      Amount (1)
Name and Address                                      and Nature           Percentage
of Beneficial Owner                                   of Ownership         of Class
------------------------------------------------      -----------------    -------------
Capital Idea, Inc.                                    5,103,860 (2)         49%
118 Pickering Way, Suite 104, Exton, PA 19341

C. Eugene Hutcheson                                   5,291,360 (3)         51%
UNIDYNE Corporation
118 Pickering Way, Suite 104, Exton, PA 19341

Charlotte E. Doremus                                  5,316,360 (4)         51%
UNIDYNE Corporation
118 Pickering Way, Suite 104, Exton, PA 19341

David M. Barrett                                      1,027,074 (5)         10%
1000 Thomas Jefferson St., N.W., Suite 507
Washington, DC 20007


-----------------
(1)  Unless otherwise indicated, all ownership is direct.

(2) Includes 500,000 shares which Capital Idea has the right to acquire upon conversion of the Company's Class B Convertible Preferred Stock (the Preferred Stock)

(3) Includes 87,495 shares which Mr. Hutcheson has the right to acquire within sixty days through the exercise of options, 4,603,860 shares owned by Capital Idea, of which Mr. Hutcheson is Chairman of the Board of Directors and Chief Executive Officer and a 50% shareholder, and 500,000 shares which Capital Idea has the right to acquire upon conversation of the Company's Class B Convertible Preferred Stock (the "Preferred Stock").

(4) Includes 167,957 shares which Ms. Doremus has the right to acquire within sixty days through the exercise of options, 4,603,860 shares owned by Capital Idea, of which Ms. Doremus is a director, Secretary and Treasurer, and a 50% shareholder, and 500,000 shares which Capital Idea has the right to acquire upon conversion of the Preferred Stock.

(5) Includes 247,923 shares which Mr. Barrett has the right to acquire within sixty days through the exercise of options.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following is certain information regarding the Common Stock of the Company beneficially owned by each of its directors and executive officers and all directors and executive officers as a group as of December 31, 1998.

                                                                            Amount (1)
Name and Address                                                            And Nature            Percentage
of Beneficial Owner                     Position                            of Ownership          of Class
0-------------------                     --------                            ------------          ----------
C. Eugene Hutcheson         Chairman of the Board, Chief Executive           5,291,360 (2)             51%
                            Officer, Director and Director Nominee

Wayne R. Lorgus             President and Chief Financial Officer              100,000                  1%

Charlotte E. Doremus        Chief Administrative Officer,                    5,316,360 (3)             51%
                            Secretary, Treasurer and Director

David M. Barrett, Esq.      Director and Director Nominee                    1,027,074 (4)             10%

Juan E. Cintron             Director                                            50,000                 --

David J. Packo              President and Chief Operating Officer
                            of Dynamatic Corporation                            50,000                 --

Robert L. Mason             President and Chief Operating
                            Officer of Maxwell Emission Test
                            Systems, Inc.                                          --                  --

James M. Liou               President and Chief Operating Officer
                            of  UNIDYNE Test Systems, Inc.                     100,000 (5)              1%

Directors and executive
officers as a group                                                          6,830,934                 64%

-------
(1)  Unless otherwise indicated, all ownership is direct.

(2) Includes 87,495 shares which Mr. Hutcheson has the right to acquire within sixty days through the exercise of options, 4,603,860 shares owned by Capital Idea, of which Mr. Hutcheson is Chairman of the Board of Directors and Chief Executive Officer and a 50% shareholder, and 500,000 shares which Capital Idea has the right to acquire upon conversion of the Preferred Stock.

(3) Includes 167,957 shares which Ms. Doremus has the right to acquire within sixty days through the exercise of options, 4,603,860 shares owned by Capital Idea, of which Ms. Doremus is a director, Secretary and Treasurer, and a 50% shareholder, and 500,000 shares which Capital Idea has the right to acquire upon conversion of the Preferred Stock.

(4) Includes 247,923 shares which Mr. Barrett has the right to acquire within sixty days through the exercise of options.

(5) Includes 100,000 shares which Mr. Liou has the right to acquire within sixty days through the exercise of options.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 1998.

CHANGES IN CONTROL

     The company was incorporated under the laws of the State of Delaware on December 1, 1980, under the name of Blue Jay Energy Corporation, to engage in oil and gas exploration and development. Subsequently, the Company changed its name to Blue Jay Enterprises, Inc. ("Blue Jay"). In or about 1986, Blue Jay ceased operations in the oil and gas field and until 1990 confined its activities to the winding up of matters arising out of the prior years' operation. Blue Jay discontinued all business operations in or about 1990.

     On September 2, 1996, Blue Jay completed the acquisition of all the issued and outstanding stock of United Dynamatic, Inc. ("UDI"), a Delaware corporation, and certain assets of Capital Idea, Inc. in exchange for a total of 6,677,031 shares of the Company's Common stock. The number of shares issued in exchange for the Assets constituted approximately 90% of the Company's Common Stock at the time of issuance. Prior to acquisition of the Assets, Robert M. Bernstein owned 51.9% of the Company's issued and outstanding Common Stock. After the acquisition, Mr. Bernstein's shares represented less than 5% of the Company's issued and outstanding Common Stock. After the acquisition, Blue Jay changed its name to UNIDYNE Corporation.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

     Pursuant to Delaware law, the Board of Directors of the Company has voted to fix the number of directors at four and to classify the Board of Directors. The members of each class are elected for terms to continue until the Annual Meeting of stockholders held in the third year following the year of their election and until their respective successors are elected and qualified. Consequently, the term of office of the nominees elected to the Board of Directors at the 1999 Annual Meeting will continue until the Annual Meeting of stockholders to be held in 2002 and until their respective successors are elected and qualified.

     The nominees for the Class A Directors to be voted upon at the meeting are David M. Barrett and C. Eugene Hutcheson, the current holders of the Class A directorships. PROXIES WILL BE VOTED FOR THESE NOMINEES UNLESS OTHERWISE SPECIFIED IN THE PROXY. Management does not contemplate that the nominees will be unable to serve, but in such an event, proxies solicited hereby will be voted for the election of another person or persons, if any, to be designated by the Board of Directors.

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock present or represented at the Annual Meeting is required for the election of directors.

     The following table sets forth information regarding Messrs. Barrett and Hutcheson, the nominees for the Board of Directors, as well as information regarding each director whose term is not to expire until the 2001 or 2002 Annual Meeting of stockholders and each executive officer of the company. The number of years remaining in the term of office for each director is listed below. All directors have served since their election on September 2, 1996, except for Juan E. Cintron who was elected on December 21, 1998.

                                                                                                        TERM (YEARS)
NAME                       AGE                        POSITION                                       REMAINING IN TERM
----                       ---                        --------                                       -----------------
C. Eugene Hutcheson        56       Chairman of the Board, Chief Executive Officer, Director              One

Charlotte E. Doremus       55       Chief Administrative Officer, Secretary, Treasurer, Director          Two

David M. Barrett, Esq.     62       Director                                                              One

Juan E. Cintron            56       Director                                                              Three

Wayne R. Lorgus            46       President and Chief Financial Officer                                 N/A

David J. Packo             56       President and Chief Operating Officer
                                    of Dynamatic Corporation                                              N/A

Robert M. Mason            43       President and Chief Operating Officer
                                    of  Maxwell Emission Test Systems, Inc.                               N/A

James M. Liou              64       President and Chief Operating Officer
                                    of  UNIDYNE Test Systems, Inc.                                        N/A


C. EUGENE HUTCHESON has been Chief Executive Officer and Chairman of the Board of Directors since September 2, 1996 and was President from September 2, 1996 through February 27, 1998. Mr. Hutcheson serves as Chairman and Chief Executive Officer of the Company's subsidiaries. Mr. Hutcheson is Chairman, CEO, and President of Capital Idea, Inc. Previously, he was the Chairman and President of CIDCO Group, Inc., which developed and patented products for the packaging and container industry.

CHARLOTTE E. DOREMUS has been Chief Administrative Officer, Secretary, Treasurer and Director of the Company since September 2, 1996. Ms. Doremus is also Secretary/Treasurer and a Director of the Company's subsidiaries and Capital Idea. Ms. Doremus has been an investor in start-up companies for more than ten years. Ms. Doremus has also been an Assistant to the Research Director and head of the Portfolio Review Department at Argus Research Corp., and a Registered Representative and Portfolio Analyst for Dean Witter Reynolds in New York City.

DAVID M. BARRETT, Esq., is a senior partner of the law firm of Barrett & Schuler, Washington, D.C. Mr. Barrett has been an instructor in law at Notre Dame Law School. He has been an Assistant United States Attorney for the District of Columbia and has been appointed Independent Counsel for an investigation of a member of the Cabinet of the President of the United States.

JUAN E. CINTRON is Chairman of the Board and CEO of Consultores Internacionales CLB, SA. De C.V. and Grupo Industrial CINTRON, S.A. Mr. Cintron is a graduate of the University of Notre Dame and has advanced studies from the Advanced Management Program from the same university. He presently serves or has in the past served as President of the Mexican chapter of the World Presidents Organization, Junior Achievement of Mexico, Mexico City chapter of the Young Presidents Organization, Board of Trustees of Instituto Cultrual Cuernavaca, Board of Trustees of Instituto Technologico y de Estudies Superiores de Monterrey, University of Notre Dame Alumni Association of

Mexico, and Junior Achievement International (Vice-Chairman). He also serves on the following Board of Directors: Grupo Modelo, S.A. de C.V., International Advisory Council University of Notre Dame and Cone Tech Mex, S.A. de C.V.

WAYNE R. LORGUS(1) joined the Company on May 1, 1999 as President and Chief Financial Officer(1). Mr. Lorgus previously served in a number of management positions at Camden, New Jersey-based Campbell Soup Company, including General Manager of its $300 million Swanson Traditional Meals Division, General Manager of its $75 million Swanson Frozen Breakfast Division, and Director of Worldwide Auditing, reporting directly to the Audit Committee of Campbell's Board. He was later the CEO of Williamstown, New Jersey-based Snow Ball Foods, a privately held food processing company. Most recently, he served as Executive Vice President and Chief Financial Officer of New York-based Sandberg and Sikorski Corporation, a privately held manufacturer of fine jewelry. Previously, Mr. Lorgus worked as a CPA for over seven years at the New York and Philadelphia offices of Arthur Andersen & Co.

(1) FRANCIS T. PRENDERGAST was Chief Financial Officer of the Company from June 29, 1998 to April 30, 1999.

DAVID J. PACKO joined Dynamatic Corporation as General Manger of Operations July 7, 1998 to oversee the manufacturing, assembly, distribution, quality, sales and customer service of this division. On June 17, 1999 Mr. Packo was promoted to President and Chief Operating Officer of Dynamatic Corporation. He brings with him 30 years of experience in all facets of plant operations. Prior to joining Dynamatic he was Director of Operations at Accurate Coatings, Dexter Corporation and Aerotrans Corporation. He was also employed with ITW Corp. and Dow Chemical Corporation for a total of 23 years where he held various management positions. Mr. Packo holds a bachelor=s degree in Industrial Engineering.

ROBERT L. MASON joined Maxwell Emission Test Systems, Inc. on September 2, 1997 as Executive Vice President to supervise the division's manufacturing and software development of the emission test stand dynamometers. On August 18, 1998 Mr. Mason was promoted to President and Chief Operating Officer of this division. Prior to joining Maxwell he had been a Vice President at ASPIRE, Inc. His primary responsibilities included product development, sales and marketing. He also brings with him 10 years of experience at United Technologies as a product development specialist with the Hamilton Test Systems division. One of his professional accomplishments includes the award of two U.S. patents for engine analyzer design.

JAMES M. LIOU has been President and Chief Operating Officer of the Company=s subsidiary, UNIDYNE Test Systems, Inc., since March 10, 1997. Prior to joining the Company, Mr. Liou served as President of Ulan Corporation and Thai-Nippon Foods of Hayward, California until 1994, when he retired. Mr. Liou also served previously as an executive of Ricca International. Mr. Liou presently serves as a consultant to a U.S. container company doing business in China.

               INFORMATION ABOUT BOARD OF DIRECTORS AND COMMITTEES

Directors and Executive Officers

     Directors who are not employees of the Company or otherwise compensated by the Company did not receive any compensation for services rendered in such capacity for the fiscal year ended December 31, 1998 but are eligible to participate in the Company's 1996 Stock Option Plan (the "Plan") and the 1997 Omnibus Stock Incentive Plan. Pursuant to the Plan, each eligible director is granted options at the discretion of the Board of Directors. In the fiscal year ended December 1996, pursuant to the Plan,

Charlotte E. Doremus and C. Eugene Hutcheson were each granted options to purchase 212,500 shares of the Company's Common Stock, David M. Barrett, Esq., was granted options to purchase 241,000 shares of the Company's Common Stock. Additionally, directors who are also employees of the Company were eligible to participate in the Company's 1996 Employee Stock Purchase Plan. The Company's 1997 Omnibus Stock Incentive Plan was approved on June 11, 1997.

     The Board of Directors has a standing Audit Committee. This committee is reconstituted at the first meeting of the Board of Directors following the Annual Meeting of stockholders. The Audit Committee, which met one time during fiscal year ended December 31, 1998, reviews and makes recommendations to the full Board regarding the internal controls of the Company, as well as interfacing with the Company's appointed auditors. The present members of this committee are Messrs. Cintron (Chairman) and Barrett.

     The Board of Directors has a standing Compensation Committee. This committee is reconstituted at the first meeting of the Board of Directors following the Annual Meeting of stockholders. The Compensation Committee, which met one time during fiscal year ended December 31, 1998, reviews and makes recommendations to the full Board regarding the compensation of senior officers of the Company. The present members of this committee are Messrs. Barrett (Chairman) and Cintron.

Compensation of Directors and Executive Officers

     The following table provides certain summary information concerning the compensation paid or accrued by the Company to or on behalf of its Chief Executive Officer and other named executive officers of the Company for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 1998, December 31, 1997, and the four months ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                            ANNUAL COMPENSATION                      LONG TERM COMPENSATION AWARD PAYOUTS
--------------------------------------------------------------------------------------------------------------------------------
NAME AND                                                        OTHER          RESTRICTED
PRINCIPAL                                                       ANNUAL         STOCK       OPTIONS/                 ALL OTHER
POSITION                      YEAR    SALARY           BONUS    COMPENSATION   AWARDS      SARS      LTIP PAYOUTS   COMPENSATION
--------------------------------------------------------------------------------------------------------------------------------
C. Eugene Hutcheson           1998    $225,000           --     $83,500           --           --           --             --
Chief Executive Officer,      --------------------------------------------------------------------------------------------------
Chairman of the Board         1997    $271,015 (1)(2)    --         --            --
of Directors, President       --------------------------------------------------------------------------------------------------
and Director                  1996    $234,000           --         --            --       212,500          --             --
--------------------------------------------------------------------------------------------------------------------------------
Charlotte E. Doremus          1998    $200,000           --         --            --           --           --             --
Chief Administrative          --------------------------------------------------------------------------------------------------
Officer, Secretary,           1997    $251,298 (2)       --         --            --           --           --
Treasurer and                 --------------------------------------------------------------------------------------------------
Director                      1996    $204,000           --         --            --       212,500          --             --
--------------------------------------------------------------------------------------------------------------------------------
Francis T. Prendergast        1998    $ 57,462           --         --            --           --           --
Chief Financial Officer
--------------------------------------------------------------------------------------------------------------------------------
David J. Packo                1998    $ 50,000           --         --            --           --           --             --
President and Chief           --------------------------------------------------------------------------------------------------
Operating Officer of
Dynamatic Corporation
--------------------------------------------------------------------------------------------------------------------------------
Robert L. Mason               1998    $123,360           --         --            --           --           --             --
President and Chief           --------------------------------------------------------------------------------------------------
Operating Officer of          1997    $ 42,265           --         --            --           --           --             --
Maxwell Emission              --------------------------------------------------------------------------------------------------
Test Systems, Inc.
--------------------------------------------------------------------------------------------------------------------------------

(1) $43,750 of UNIDYNE Corporation base compensation for Mr. Hutcheson was converted into UNIDYNE Corporation common stock through the exercise of options.

(2) Includes accrued salaries for previous years due from Maxwell Dynamometer Systems, Inc., $64,765 for each of the parties noted above. These accrued salaries were converted into UNIDYNE Corporation common stock through the exercise of options.

     Non-employee directors of the Company are not compensated for attending Board and Committee meetings and receive only reimbursement of travel expenses

Option/SAR Grants in Last Fiscal Year

None.

Certain Relationships and Related Transactions

     The Company was provided legal services by the firm Barrett and Schuler. David M. Barrett, Esq., a director of the Company, is a partner in the firm. The Company expensed $105,000 and $90,000 for legal fees to this firm for the years ended December 31,1998, and 1997, respectively.

     The Company expensed $113,705 and $55,000 during the years ended December 31, 1998 and 1997 in legal fees to a firm in which a director of the Company was a partner. This director resigned during 1998.

     The Company sub-leases its Exton, Pennsylvania facility from Capital Idea, Inc. The Company expensed $99,630 and $97,200 for the years ended December 31, 1998 and 1997, respectively.

     The Company believes that all related party transactions were on terms equivalent to terms which would have existed if the participants had been unrelated.

                                PROPOSAL NUMBER 2

            RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTS

     The Board of Directors has selected Strouss, Hui & Ellis, P.C., independent certified public accountants, to audit the books, records and accounts of the Company for the fiscal year ending December 31, 1999. In accordance with a vote of the Board of Directors, this selection is being presented to the stockholders for ratification at this meeting.

     The firm of Strouss, Hui & Ellis, P.C. has audited the books and records of the Company since April 14, 1999. For the fiscal year ended December 31, 1997 and through March 26, 1999, the Company's independent accountants were Arthur Andersen, LLP, who resigned on that date. Except as described below, the reports of the Company's prior principal auditors for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope, or accounting principles. Arthur Andersen's opinion of the December 31, 1997 financial statements was modified for an uncertainty as to the Company's ability to continue as a going concern. There have been no disagreements regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure between the Company and its present or former principal auditors in the past two years or in any interim period through the date of resignation.

     Arthur Andersen, LLP took issue with the quality of some of the Company's internal controls over payroll and inter-company transfer of funds. Arthur Andersen resigned on March 26, 1999, reporting to management that certain internal controls were deemed not adequate to permit reliance for purposes of completing an audit.

     While the Company differs as to whether the matters raised by Arthur Andersen indicate issues regarding internal controls and funds transfers at the Company, the Company has instituted measures to prevent the issues raised from recurring. The Company authorized Arthur Andersen to respond fully to the inquiries of the successor accountant regarding this matter. Arthur Andersen has not yet discussed these issues with the Audit Committee or the Board of Directors.

     The Board of Directors authorized the Audit Committee and outside counsel to investigate the issues raised by Arthur Andersen. The former investigation concluded that upon fuller examination of the issues, they do not rise to the level of material weaknesses in internal control.

         Strouss, Hui & Ellis, P.C. has no direct or indirect material financial interest in the Company. A representative of Strouss, Hui & Ellis, P.C. is expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if he so desires. The representative also will be available to respond to questions raised by those in attendance at the meeting.

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock present or represented at the Annual Meeting of stockholders is required to approve the proposal. Ratification by the stockholders is not required. If the proposal is not approved by the stockholders, the Board of Directors does not plan to change the appointment for the fiscal year ending December 31, 1999, but will consider the stockholder vote in appointing auditors for fiscal 2000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

     The management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the meeting. It is intended, however, that the persons named as proxies in regard to such other matters and the transaction of such other business as may properly be brought before the meeting, as seems to them to be in the best interest of the company and its stockholders.

                              STOCKHOLDER PROPOSALS

     In accordance with the rules established by the SEC for a proposal of a stockholder to be included in the Board of Directors' Proxy Statement for the Company's 1999 Annual Meeting, the proposal must be received at the principal executive offices of the Company on or before January 1, 1999. Such a proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the Proxy Statement.

                                   DETACH HERE

                                     PROXY

                              UNIDYNE CORPORATION

                          118 Pickering Way, Suite 104
                                Exton, PA 19341

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              For Annual Meeting of Stockholders, August 11, 1999


     The undersigned hereby appoints C. Eugene Hutcheson and Charlotte E. Doremus, each or either of them individually, attorneys with full power of substitution, for and in the name of the undersigned, with all powers the undersigned would possess if personally present, proxies to vote all of the shares of the common stock of UNIDYNE Corporation held of record by the undersigned on June 23, 1999, which the undersigned is entitled to vote at the Annual Meeting of the Stockholders on August 11, 1999, or at any adjournment or postponement thereof.

     PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE               CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
-----------                                                          -----------

--------------------------------------------------------------------------------

                              THIS IS YOUR PROXY,
                            YOUR VOTE IS IMPORTANT.

     Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy (attached below) in the enclosed envelope. Thank you for your attention to this important matter.


--------------------------------------------------------------------------------







                                  DETACH HERE

|X| Please mark
    votes as in
    this example.

     The Board of Directors recommends a vote "FOR" each proposal:

     1.   ELECTION OF DIRECTORS.

          Nominees: David M. Barrett and C. Eugene Hutcheson to Class A Directorships for 3-year terms.


                         FOR                      WITHHELD
                         |_|                         |_|


|_| __________________________________________
    Withhold vote from the nominees that I/we have written on the above line


     2. PROPOSAL TO RATIFY THE APPOINTMENT OF STROUSS, HUI & ELLIS, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.


                         FOR          AGAINST        ABSTAIN
                         |_|            |_|            |_|


     3. In their discretion, upon other matters as may properly come before the meeting.

     |_| MARK HERE FOR ADDDRESS CHANGE AND NOTE AT LEFT


     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD ONCE USING THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.

     PLEASE SIGN EXACTLY AS NAME APPEARS ON STOCK CERTIFICATE. IF JOINT ACCOUNT, EACH OWNER SHOULD SIGN, WHEN SIGNING IN A REPRESENTATIVE CAPACITY. PLEASE GIVE TITLE.


Signature:_________________________________               Date: ________________


Signature:_________________________________               Date: ________________